Exhibit 10.2

AMENDMENT NO. 3

AMENDMENT NO. 3 dated as of May 2, 2003 among HISPANIC BROADCASTING CORPORATION, formerly known as Heftel Broadcasting Corporation (the “Borrower”); the SUBSIDIARY GUARANTORS listed on the signature pages hereto; and the LENDERS listed on the signature pages hereto (the “Lenders”).

The Borrower, the Subsidiary Guarantors, the Lenders and The Chase Manhattan Bank, as administrative agent, are parties to a Credit Agreement dated as of February 14, 1997 (as heretofore modified and supplemented and in effect on the date hereof, the “Credit Agreement”) providing, subject to the terms and conditions thereof, for extensions of credit to be made by said Lenders to the Borrower.  The Borrower, the Subsidiary Guarantors and the Lenders wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1.  Definitions.  Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement (as amended hereby) are used herein as defined therein.

Section 2.  Amendments.  Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01.  References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02.  Clause (vi) of the definition of “Permitted Lien” in Section 1.01 of the Credit Agreement shall be amended by replacing the dollar amount of “$5,000,000” therein with the dollar amount “$35,000,000”.

2.03.  Section 7.01(d) shall be amended by by replacing dollar amount of “$5,000,000” therein with the dollar amount “$35,000,000”.

Section 3.  Representations and Warranties.  The Borrower represents and warrants to the Lenders that the representations and warranties set forth in Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to the Credit Agreement included reference to the Credit Agreement as amended by this Amendment No. 3.

Section 4.  Conditions Precedent.  As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the execution and delivery by each of the Borrower, the Subsidiary Guarantors, and Lenders representing Required Lenders.

Section 5.    Miscellaneous.  Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect.  This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart.  This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.

HISPANIC BROADCASTING CORPORATION (formerly known as Heftel Broadcasting Corporation)

By	/s/ Tim P. Ward
	Title:	Vice President and
Treasurer

SUBSIDIARY GUARANTORS

HBC BROADCASTING TEXAS, L.P.
By HBC GP Texas, Inc., its general partner
HBC FLORIDA, INC.
HBC HOUSTON LICENSE CORP.
HBC INVESTMENTS, INC.
HBC-LAS VEGAS, INC.
HBC LICENSE CORP.
HBC LOS ANGELES, INC.
HBC NETWORK, INC.
HBC NEW YORK, INC.
HBC PHOENIX, INC.
HBC SAN DIEGO, INC.
HBC TOWER COMPANY, INC.
HBCi, INC.
KCYT-FM LICENSE CORP.
KECS-FM LICENSE CORP.
KESS-AM LICENSE CORP.
KESS-TV LICENSE CORP.
KHCK-FM LICENSE CORP.
KICI-AM LICENSE CORP.
KICI-FM LICENSE CORP.
KLSQ-AM LICENSE CORP.
KLVE-FM LICENSE CORP.
KMRT-AM LICENSE CORP.
KTNQ-AM LICENSE CORP.
LA OFERTA, INC.

LICENSE CORP. NO. 1
LICENSE CORP. NO. 2
MI CASA PUBLICATIONS, INC.
MOMENTUM RESEARCH, INC.
SPANISH COAST-TO-COAST, LTD.
TC TELEVISION, INC.
TICHENOR LICENSE CORPORATION
TMS ASSETS CALIFORNIA, INC.
TMS LICENSE CALIFORNIA, INC.
WADO RADIO, INC.
WADO-AM LICENSE CORP.
WLXX-AM LICENSE CORP.
WPAT-AM LICENSE CORP.
WQBA-AM LICENSE CORP.
WQBA-FM LICENSE CORP.

By	/s/ Tim P. Ward
Tim Ward
Vice President and Treasurer
All above entities

HBC ILLINOIS, INC.

By	/s/ Jerry Ryan
Jerry Ryan
President
HBC ILLINOIS, INC.

LENDERS

ABN AMRO BANK N.V.		BANK OF HAWAII

By		By
	Title:		Title:

By
Title:

BANK OF MONTREAL		THE BANK OF NEW YORK

By	/s/ Bruce R. Pietka	By	/s/ Kristen E. Talaber
	Title: Vice President		Title: Vice President

THE BANK OF NOVA SCOTIA		THE CHASE MANHATTAN BANK

By	/s/ John W. Campbell	By
	Title: Authorized Signatory		Title:

CIBC, INC.		CREDIT AGRICOLE INDOSUEZ

By	/s/ Joan S. Griffin	By	/s/ Laurence F. Grant
	Title: Executive Director		Title: Vice President

		By	/s/ Phillip J. Salter
Title: Vice President

FLEET BANK, N.A.		MELLON BANK, N.A.

By	/s/ Dennis Hamboyan	By
	Title: Managing Director		Title:

MICHIGAN NATIONAL BANK		SUNTRUST BANK

By		By	/s/ William C. Washburn, Jr.
	Title:		Title: Vice President

TORONTO DOMINION (TEXAS), INC.		UNION BANK OF CALIFORNIA, N.A.

By	/s/ Carol Brandt	By
	Title: Vice President		Title:

BANK OF SCOTLAND

By	/s/ Joseph Fratus
Title: First Vice President